This is filed pursuant to Rule 497(e).
File Nos. 33-34001  and 811-6068.

[LOGO]

                   ALLIANCEBERNSTEIN INSTITUTIONAL RESERVES, INC.

                                               -  Prime Portfolio
                                           - Government Portfolio
                                            -  Treasury Portfolio
                                            -  Tax-Free Portfolio
                                 -  California Tax-Free Portfolio
                                   -  New York Tax-Free Portfolio
----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free: (800) 221-5672

----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                        September 1, 2004
                 (as amended November 10, 2004)


----------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses, dated September 1, 2004, of AllianceBernstein Institutional Reserves, Inc. (the "Fund") that describe the Class A, Class B and Class C shares of the Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios (the "Portfolios") of the Fund (the "Prospectuses"). Financial statements for the Portfolios for the year ended April 30, 2004 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. A copy of the Prospectuses and Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.

                        TABLE OF CONTENTS
                        -----------------

                                                             Page
                                                             ----

The Fund
Investment Objectives and Policies
Investment Restrictions
Management
Expenses of the Fund
Purchase and Redemption of Shares
Daily Dividends-Determination of Net Asset Value
Taxes
General Information
Financial Statements and Report of Independent Registered Public
   Accounting Firm
Appendix A - Commercial Paper and Bond Ratings
Appendix B - Description of Municipal Securities

---------------------------
SM:     This service mark is used under license from the owner.

-----------------------------------------------------------------

                             THE FUND

-----------------------------------------------------------------

     AllianceBernstein Institutional Reserves, Inc. (the "Fund") is an open-end investment company. The Prime Portfolio, the Government Portfolio, the Treasury Portfolio, the Tax-Free Portfolio, the California Tax-Free Portfolio and the New York Tax-Free Portfolio (collectively, the "Portfolios") are described by the Prospectuses that are supplemented by this SAI. The Portfolios are diversified except for the California Tax-Free Portfolio and the New York Tax-Free Portfolio, which are non-diversified and only offered to residents of the named states. The Fund changed its name from ACM Institutional Reserves, Inc. to Alliance Institutional Reserves, Inc. effective June 29, 1998 and from Alliance Institutional Reserves, Inc., to AllianceBernstein Institutional Reserves, Inc. effective August 27, 2003.

-----------------------------------------------------------------

                INVESTMENT OBJECTIVES AND POLICIES

-----------------------------------------------------------------

     The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income (exempt from income taxation to the extent described below) to the extent consistent with the first two objectives. This investment objective is fundamental for the Prime Portfolio. Each of the Prime Portfolio, the Government Portfolio and the Tax-Free Portfolio, as a matter of fundamental policy, and the California Tax-Free Portfolio and the New York Tax-Free Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities, all of which, at the time of investment, have remaining maturities of one year or less (which maturities, pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended (the "Act"), may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7). The Treasury Portfolio normally invests at least 80% of its net assets in U.S. Treasury securities and repurchase agreements relating to U.S. Treasury securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, net assets include borrowings for investment purposes. The Fund may in the future establish additional portfolios which may have different investment objectives. As is true with all investment companies, there can be no assurance that any of the Portfolio's objectives will be achieved.

                             General
                             -------

     Each of the Portfolios will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that a Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

     Currently, pursuant to Rule 2a-7, each Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Portfolios' adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser"), to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROS") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Portfolios invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

     Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Prime, Government, Tax-Free and Treasury Portfolios, as applicable, may not invest more than five percent of their respective assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. This diversification requirement applies to the California Tax-Free and New York Tax-Free Portfolios with respect to 75% of their total assets.

     The Prime Portfolio may not invest in a security that is a second tier security if immediately after the acquisition thereof the Prime Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). The second tier security restriction applies to the Tax-Free, California Tax-Free and New York Tax-Free Portfolios with respect to their investments in the "conduit" securities of second tier issuers. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on a non-municipal issuer's revenues from a non-municipal project.

                        Portfolio Policies
                        ------------------

     Except as otherwise provided, the investment objectives and policies of the Portfolios are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Board of Directors without a shareholder vote. The investment objectives of the Prime Portfolio are fundamental. However, the Portfolios will not change their investment policies without contemporaneous written notice to shareholders.

Prime Portfolio
---------------

     The Prime Portfolio's investments may include the following, diversified by maturities and issuers:

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the bank for cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Bank, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others, such as securities issued by the Federal Home Loan Bank and the Federal National Mortgage Association, are supported only by the credit of the agency or instrumentality.


     2. Certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation or denominated in U.S. dollars and issued by U.S. branches of foreign banks and foreign branches of U.S. banks, in each case having total assets of at least $1 billion that are believed by the Adviser to be of quality equivalent to that of other such instruments in which the Portfolio may invest. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. Such certificates may include, for example, those issued by foreign subsidiaries of such banks which are guaranteed by them. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     3. Commercial paper, including funding agreements and variable amount master demand notes, of prime quality (i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issued rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's) and participation interests in loans extended by banks to such companies. For a description of such ratings see Appendix A. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see below, "Additional Investment Policies".

     The Portfolio may invest up to 5% of its net assets in high quality (as determined by the requisite number of NRSROs or, if not rated, determined to be of high quality by the Adviser) participation interests having remaining maturities not exceeding 397 days in loans extended by banks to U.S. and foreign companies. In a typical corporate loan syndication, a number of institutional lenders lend a corporate borrower a specified sum pursuant to the term and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

     The participation interests acquired by the Portfolio may, depending on the transaction, take the form of a direct co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant or a participation in the seller's share of the loan. Typically, the Portfolio will look to the agent bank to collect principal of and interest on a participation interest, to monitor compliance with loan covenants, to enforce all credit remedies, such as foreclosures on collateral, and to notify co-lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. The agent bank in such cases will be qualified under the Act to serve as a custodian for a registered investment company such as the Fund. The agent bank is compensated for these services by the borrower pursuant to the terms of the loan agreement.

     When the Portfolio acts as a co-lender in connection with a participation interest, or when the Portfolio acquires a participation interest the terms of which provide that the Portfolio will be in privity with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In cases where the Portfolio lacks such direct recourse, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower.

     The Adviser believes that the principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. The Portfolio may incur additional credit risk, however, when the Portfolio is in the position of participant rather than a co-lender because the Portfolio must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Portfolio and the co-lender. However, in acquiring participation interests the Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meet the Portfolio's high quality standard and will continue to do so as long as it holds a participation.

     4. Fully Collateralized Repurchase Agreements. For a description of repurchase agreements, see below, "Additional
Investment Policies - Repurchase Agreements."

     The Portfolio may make investments in certificates of deposit, bankers' acceptances and interest-bearing saving deposits issued by U.S. branches of foreign banks and foreign branches of U.S. banks, in each case specified in paragraph 2 above, and commercial paper issued by foreign companies meeting the rating criteria specified in paragraph 3 above. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards.

     The Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, the special purpose entity is deemed to be the issuer of the asset-backed security. However, the Portfolio is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

     Floating and Variable Rate Obligations. The Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days notice. The Portfolio may also invest in master demand notes which are obligations that permit the Prime Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Prime Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. The Portfolio also may invest in short-term obligations of insurance companies, sometimes referred to as funding agreements. These arrangements are direct obligations of insurance companies and are not traded. Where these types of obligations are not secured by letters of credit or other credit support arrangements, the Prime Portfolio's right to redeem is dependent on the ability of the borrower or insurance company to pay principal and interest on demand.

Government Portfolio
--------------------

     The Government Portfolio normally invests, as a matter of fundamental policy, substantially all of its assets in marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto.

     As a matter of operating policy which may be changed without shareholder approval, the Government Portfolio attempts to invest in securities that the Adviser believes are legal investments for federal credit unions as set forth in Sections 107(7) and (8) of the Federal Credit Union Act and Part 703 of the National Credit Union Administration regulations.

     The Government Portfolio's investments may include the following:

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others, such as securities issued by the Federal Home Loan Bank and the Federal National Mortgage Association, are supported only by the credit of the agency or instrumentality.

     2. Repurchase agreements pertaining to the above securities.
For a description of repurchase agreements, see below, "Additional Investment Policies - Repurchase Agreements."

     Floating and Variable Rate Obligations. The Portfolio may also purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Portfolio may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Portfolio may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

     When-Issued Securities. The Portfolio may purchase when-issued securities. For a description of when-issued securities, see below "Additional Investment Policies -
When-Issued Securities."

Treasury Portfolio
------------------

     The Portfolio pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding 397 days:

     1. Issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds. Such issues are supported by the full faith and credit of the U.S. Treasury.

     2. Repurchase agreements pertaining to the above securities.
For a description of repurchase agreements, see below "Additional
Investment Policies - Repurchase Agreements."

     Reverse Repurchase Agreements. While the Portfolio has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

     When-Issued Securities. The Portfolio may purchase when-issued securities. For a description of when-issued securities, see below "Additional Investment Policies -
When-Issued Securities".

     Floating and Variable Rate Obligations. For a description of floating and variable rate obligations, see above "Government
Portfolio - Floating and Variable Rate Obligations".

Tax-Exempt Portfolios (the Tax-Free Portfolio, the California
Tax-Free Portfolio, and the New York Tax-Free Portfolio)
--------------------------------------------------------

Tax-Free Portfolio
------------------

     As a matter of fundamental policy, the Tax-Free Portfolio, except when assuming a temporary defensive position, normally invests at least 80% of its net assets in high-grade municipal securities having maturities of one year or less (which maturities, pursuant to Rule 2a-7 under the Act, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7), as opposed to taxable investments described below. For purposes of this policy, net assets includes any borrowings for investment purposes. Normally, substantially all of its income will be tax-exempt as described below.

     To the extent consistent with its other objectives, the Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. Such income may be subject to state or local income taxes.

     The Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. For a description of repurchase agreements, see below, "Additional Investment Policies - Repurchase Agreements." The Portfolio may also purchase when-issued securities. For a description of when-issued securities, see below "Additional Investment Policies
- When Issued Securities."

California Tax-Free Portfolio
-----------------------------

     To the extent consistent with its other investment objectives, the California Tax-Free Portfolio seeks maximum current income that is exempt from both Federal income tax and California state tax. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state personal income tax. For purposes of this policy, net assets include any borrowings for investment purposes. Such municipal securities include municipal securities issued by California or its political subdivisions and municipal securities issued by United States territories or possessions such as Puerto Rico. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. Shares of the Portfolio are offered only to California residents.

     The Portfolio may purchase municipal securities issued by states other than the State of California if Alliance believes that suitable municipal securities of California are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

     The Portfolio may also purchase when-issued securities. For a description of when-issued securities, see below "Additional
Investment Policies - When-Issued Securities."

     The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax (the "AMT").

     Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the Portfolio should consider the greater risks of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of California issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Portfolio is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State.")

New York Tax-Free Portfolio
---------------------------

     To the extent consistent with its other objectives, the New York Tax-Free Portfolio seeks maximum current income that is exempt from both federal income tax and New York state personal income tax. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state personal income tax. For purposes of this policy, net assets include any borrowings for investment purposes. Such municipal securities include municipal securities issued by New York or its political subdivisions and municipal securities issued by United States territories or possessions such as Puerto Rico. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. Shares of the Portfolio are offered only to New York residents.

     The Portfolio may purchase municipal securities issued by states other than the State of New York if Alliance believes that suitable municipal securities of New York are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

     The Portfolio also may purchase when-issued securities. For a description of when-issued securities, see below "Additional
Investment Policies - When-Issued Securities."

     The Portfolio also may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale). The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal AMT.

     Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the Portfolio should consider the greater risks of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Portfolio is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State.")

Municipal Securities
--------------------

     The term "municipal securities," as used in the Prospectuses and this SAI, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt from Federal income taxes. The municipal securities in which the Tax-Exempt Portfolios invest include those obligations which at the time of purchase:

          1. are backed by the full faith and credit of the United States; or

          2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite NRSROs such as Moody's Investors Services, Inc. or Standard & Poor's Corporation or judged by the Adviser to be of comparable quality. (See Appendix B for a description of municipal securities and Appendix A for a description of these ratings.)

Alternative Minimum Tax
-----------------------

     Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986, which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, although for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. The Tax-Exempt Portfolios may purchase "private activity" municipal bonds ("AMT-Subject Bonds") because such issues have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. However, the Tax-Exempt Portfolios will limit their investments so that no more than 20% of their total income is derived from AMT-Subject Bonds.

     Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject Bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Taxable Securities and Temporary Defensive Position
---------------------------------------------------

     Although the Tax-Exempt Portfolios expect to be largely invested in municipal securities, the Portfolios may elect to invest up to 20% of their total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, the Portfolios may invest any amount of their total assets in taxable money market securities. When each Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives. Taxable money market securities purchased by the Portfolio include those described below:

          1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities;

          2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation; or

          3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, is issued by companies that have outstanding debt issue rated in the two highest rating categories by the requisite NRSROs. (See Appendix A for description of these ratings.)

Special Risk Factors of Concentration in a Single State
-------------------------------------------------------

     The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the California Tax-Free and New York Tax-Free Portfolios versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of relevant states' issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining the Portfolios' investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the Portfolios are largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

     The following summaries are included for the purpose of providing a general description of the credit and financial conditions of California and New York and are based on information from official statements (described more fully below) made available in connection with the issuance of certain securities of the relevant state. The summaries are not intended to provide a complete description of the states. While each Portfolio has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which a Portfolio is permitted to invest and in particular does not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

California Tax-Free Portfolio
-----------------------------

     The following is based on information obtained from an Official Statement, dated June 1, 2004, relating to $282,400,000 State of California Various Purpose General Obligation Bonds and $215,295,000 General Obligation Refunding Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

     Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

     Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

     Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfer of financial responsibility for providing services to or from another unit of government, or any transfer of the financial source for the provision of services from tax proceeds to non-tax proceeds.

     Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to approximately 39 percent to account for subsequent changes in the allocation of local property taxes, since those changes altered the share of General Fund revenues received by schools.

State Indebtedness
------------------

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of May 1, 2004, the State had outstanding $34,989,912,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $30,721,001,000 of long-term general obligations bonds. This latter figure consists of $20,159,657,000 of general obligation bonds which are authorized to be issued initially as commercial paper notes, and $10,561,344,000 of other authorized but unissued general obligation debt.

     General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State issued $1.4 billion of variable rate general obligation bonds, representing 4.0% of the State's total outstanding general obligation bonds as of May 1, 2004.

     Initiative measures to issue $3 billion in bonds have qualified for the November 2004 ballot. Additional proposals may be added to the November 2004 ballot. The $9.95 billion bond measure for high speed rail projects that was previously on the November 2004 ballot is expected to be postponed.


     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of indebtedness within the meaning of the requirements in the State Constitution for voter approval. The State had $7,319,122,136 General Fund-supported lease-purchase debt outstanding as of May 31, 2004.


     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between revenues and expenditures. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. The State issued a total of $12.5 billion of 2002-03 RANs in October and November of 2002 to partially fund its cash flow needs in the 2002-03 fiscal year, including repayment of the 2002 RAWs issued in June 2002. While the State believed when the 2002 RANs were issued that it would have sufficient cash resources in June 2003 to pay the debt service due, circumstances since that time have reduced the State's cash position to such an extent that the debt service cannot be paid without further borrowing. Accordingly, the State Controller issued $10.965 billion of RAWs on June 18, 2003 to provide enough additional cash to pay the debt service due on the 2002 RANs and to pay other State obligations coming due in the first few months of the 2003-04 fiscal year. In 2003-04, the State issued a total of $3 billion RANs.

Prior Fiscal Years' Financial Results
-------------------------------------

     Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred during the five fiscal years from 1995-96 to 1999-00.

     The economy grew strongly between 1994 and 2000 and, as a result, the General Fund took in substantially greater tax revenues (a total of more than $16 billion over these five years) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

Fiscal Year 2002-03 Budget
--------------------------

     The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, were particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

     The May Revision to the 2002-03 Governor's Budget, released in May 2002, projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 2002-03 rose from the $12.5 billion estimated in January to $23.6 billion.

     The 2002 Budget Act was signed by the Governor on September 5, 2002. The budget bill passed by the Legislature did not differ substantially from the Governor's May Revision proposal. The Governor only vetoed $219 million of General Fund expenditures from the budget bill passed by the Legislature. The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes.

     The revenue estimates proved to be substantially overstated.

Fiscal Year 2003-04 Budget
--------------------------

     The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues as a result of the longer than expected economic recovery. The decline was mainly due to weak personal income tax revenues, which dropped by nearly 26 percent in 2001-02. As a result, the Administration projected a $34.6 billion budget shortfall for 2002-03 and 2003-04.

     The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. Most of the decline is attributable to the personal income tax revenues, which are particularly impacted by the stock market's decline. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. The estimate for 2002-03 included about $2.8 billion of transfers and loans.


     The Legislative Analyst's Office ("LAO") released a report following publication of the 2002-03 Governor's Budget, in which the two-year budget gap was projected to be around $26 billion, as compared to the Governor's estimate of $34.6 billion. About $3 billion of the difference was attributed to somewhat more optimistic economic and revenue forecasts by the LAO, compared to the Department of Finance. The balance of the difference, about $5.5 billion, represented a difference in methods and timing by which the two agencies identified future spending requirements; this difference does not impact actual budgetary solutions, as the Governor had proposed spending reductions to offset the higher estimate of program requirements.


     On May 14, 2003, the Governor released the May Revision to the Governor's Budget (the "May Revision") which provided the latest revenue and economic forecasts, and revised budget proposals for fiscal year 2003-04. The May Revision reduced the revenue estimate for 2002-03 to $70.8 billion from the Governor's Budget estimate of $73.1 billion. This resulted mostly from loss of $2 billion of revenues due to the cancellation of the sale of tobacco securitization bonds in April 2003. Otherwise, tax revenues for the second half of 2002-03 were very close to the Governor's Budget projections, with some weakness in personal income tax offset by stronger than projected corporation tax receipts. Personal income tax withholding, however, which can be indicative of future economic performance, was slightly above earlier projections. The May Revision, therefore, slightly increased the projections for tax revenues for 2003-04.


     As a result principally of the loss of the tobacco securitization proceeds, the lost opportunities for savings because of legislative action in lower amounts than requested by the Governor, and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision increased the estimated budget gap from $34.6 billion to $38.2 billion. The Governor made a number of fundamental changes in the May Revision from his earlier budget proposals.



Fiscal Year 2004-05 Budget
--------------------------

     The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. On May 13, 2004, the Governor released the May Revision to the Governor's Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve is the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both 2003-04 and 2004-05) a $1.0 billion reduction in the sale of economic recovery bonds, and a $1.112 billion increase in expenditures (over both 2003-04 and 2004-05).

     The 2004-05 Governor's Budget (as updated by the May
Revision) contained the following major components:

     1. Resetting Proposition 98 Minimum Funding Guarantee--The level of Proposition 98 appropriations was proposed to be reset at a level approximately $2 billion less than would otherwise be required for 2004-05. This proposal requires a two-thirds vote of the Legislature.

     2. Higher Education--Proposed fee increases of 14 percent for undergraduate and 40 percent for graduate students at the University of California and the California State University, of which 20-33 percent would be set aside for financial aid. In fiscal year 2003-04, such fees were increased 30 percent. The proposed budget also reflects 44 percent increases in per unit costs for community college undergraduates and a 92 percent increase in per unit costs for degree holders.

     3. Health and Human Services--The Administration proposed major reform of the Medi-Cal program. Key components included realigning eligibility standards, requiring copayments, implementing a tiered benefit structure, and conforming basic optional benefits to those offered under private plans.

     4. Pension Reform--The Administration proposed to increase existing State employees' retirement contributions by one percent, pursue legislation to repeal retirement benefit enhancements implemented in 1999 for new State employees, and issue pension obligation bonds to cover a portion of the pension contributions in 2004-05 and 2005-06.

     5. California Performance Review--The Administration revealed its plan to conduct a fundamental review of State government that would focus on the following areas: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform.

     6. Substantially Reduced External Borrowings--The Administration proposed to issue $929 million pension obligation bonds to pay a portion of the pension obligations in 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds deposited in the Deficit Recovery Fund would be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and the projected $9.2 billion of economic recovery proceeds (representing approximately $11.3 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery
Fund).

     The May Revision projected General Fund expenditures for 2004-05 of $77.6 billion, essentially the same as the revised estimates for 2003-04. This reflected a total of $10.9 billion of General Fund expenditure solutions (excluding $2.0 billion of payment offsets from economic recovery bond proceeds), spending reductions from the level of expenditures that would have been required to comply with the Constitution and State law, federal government mandates, court orders, and to provide for cost of living adjustments and growth in enrollment, caseload and population.

     In its May 17, 2004 "Overview of the 2004-05 May Revision," the LAO projects that the May Revision as proposed would balance in 2004-05 and end the fiscal year with a modest reserve of $870 million. The LAO also stated that a $6 billion operating shortfall would reemerge in 2005-06. Although this shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 authorization, the State Budget would still be modestly out of balance. The LAO further stated that following 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through 2008-09).

     The Administration expects that any operating deficit in 2005-06 and thereafter would be lower than projected by the LAO for the following reasons:

     o Full savings that are expected from various budget reform proposals (such as Medi-Cal and corrections) are not known at this time.

     o The savings to be generated by the reorganization and other proposals being developed by the California Performance Review have not been reflected in the LAO's projection. o The effect of the enacted workers' compensation reform has not been factored into the LAO's projection.

     o The Administration proposes to use additional one-time revenues resulting from the renegotiation of tribal gaming compacts toward repayment of transfers from transportation special funds, to the extent those revenues are realized.

Economic Overview
-----------------

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized, with 45,600 jobs gained between January 2002 and April 2004, compared to 295,400 jobs lost between March 2001 and January 2002.


     The State's July 1, 2003 population of over 35 million represented over 12 percent of the total United States population.

Litigation
----------

     The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

New York Tax-Free Portfolio
---------------------------

     The following is based on information obtained from the Annual Information Statement of the State of New York dated May 30, 2003, and the Update to the Annual Information Statement dated January 26, 2004, the Supplement to the 2003-04 Annual Information Statement of the State of New York dated May 5, 2004 and the Statement of Annual Information Updated Pursuant to Continuing Disclosure Agreements for Fiscal Year 2003-2004 dated July 28, 2004.

Debt Reform Act of 2000
-----------------------

     The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts); (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

     The cap on new State-supported debt outstanding began at
0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2003-04 and 2004-05 fiscal years are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.


     The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation
------------------------------------------------

     In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.


     The legislation also imposed a cap on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.


     The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments
-------------------

     Over the last three years, State finances have been affected by a number of factors, including the impact of the September 11th terrorist attacks on New York City, the national recession, weakness in the financial services sector, and the use of non-recurring resources and reserves to support spending. However, there is ample evidence that the State economy has fully emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable.

     In 2002-03, the Governor proposed selling a portion of the State's future share of tobacco settlement payments, but the State Legislature did not enact legislation authorizing the tobacco settlement sale until 2003-04. Therefore, to eliminate a budget imbalance at the end of 2002-03 and maintain reserve levels, the State deferred $1.9 billion in planned spending to 2003-04. As a result, actual General Fund spending increased from $37.6 billion in 2002-03 to $42.1 billion in 2003-04, an increase of $4.5 billion (11.8 percent). The annual impact of payment deferrals had the effect of lowering 2002-03 spending by $1.9 billion and increasing 2003-04 spending by the same amount. If the General Fund results were adjusted to include the impact of $1.9 billion in deferrals, spending would have increased by $652 million (1.7 percent).

     Over the three-year period beginning in 2001-02, General Fund spending has grown by an average of 1 percent annually. This three-year growth trend is low by historical comparisons. Since 1995, General Fund spending has grown by an average 2.6 percent annually.



Current Fiscal Year
-------------------

     As of August 16, 2004, the State Legislature had not enacted the annual budget for fiscal year 2004-05, which began on April 1, 2004. Interim budget legislation was enacted on March 31, 2004 that extends certain revenue-raising authority and makes interim appropriations for certain State personal service costs, grants to local governments and other items.

2003-04 Fiscal Year
-------------------

     The DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

     The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the Tax Stabilization Reserve Fund (the State's "rainy day fund") (after an $84 million deposit at the close of 2003-04), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.



     The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, 2003, overriding the Governor's vetoes of $3.2 billion. DOB analysis of the Enacted Budget projected a potential imbalance of $912 million in the General Fund in 2003-04, which DOB planned to correct through a combination of management actions and temporary Federal aid.


     The temporary Federal aid produced nearly $1.2 billion in General Fund relief during the 2003-04 fiscal year, which eliminated the initial projected $912 million imbalance. New York's share of the national aid package consisted of a revenue sharing grant worth $645 million and a temporary 2.95 percent increase in the Federal Medical Assistance Percentage (FMAP) that produced $506 million in General Fund savings. The grant increased General Fund receipts, while the higher matching rate lowered Medicaid spending in the General Fund, but increased the amount spent from Federal funds.

     Aside from the extraordinary Federal aid, the net General Fund operating variance was $69 million, although 2003-04 year-end results for a number of programs varied from the initial projections. In particular, even though the State economy rebounded modestly in 2003-04, the persistent effects of the national recession and a weak recovery continued to put pressure on the State's social services programs to a greater extent than anticipated in the Enacted Budget Financial Plan. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional Financial Plan costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.

2002-03 Fiscal Year
-------------------

     After deferring $1.9 billion in planned spending to 2003-04, the State ended the 2002-03 fiscal year on March 31, 2003 with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund
(TSRF), $20 million in the Contingency Reserve Fund, and $85 million in the Community Projects Fund. The closing fund balance excludes $627 million on deposit in the refund reserve account at the end of the 2002-03 fiscal year.


     General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion (6 percent) from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion (5 percent) from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2003-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

2001-02 Fiscal Year
-------------------

     The State ended its 2001-02 year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund, $159 million in the Community Projects Fund, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

     General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion (3 percent) lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

     General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (4 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments that did not occur until the next fiscal year.


     Economic Overview
     -----------------

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Beginning in 2003, federal and state government employment and wage statistics are being reported in accordance with the new North American Industrial Classification System ("NAICS").


     Under NAICS, the services industries include professional and business services, education and healthcare, leisure and hospitality services, and other services. These industries account for more than four of every ten nonagricultural jobs in New York and account for a higher proportion of total jobs than the rest of the nation.

     Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

     As defined under NAICS, the trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest when measured by income share. This sector accounts for slightly less employment and wages for New York than for the nation.


     New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in New York than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.


     Farming is an important part of the economy of the rural areas of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

     The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

     In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities
-----------------

     The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which refer to public benefit corporations created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2003, there were 18 Authorities that had $100 million or more and the aggregate outstanding debt, including refunding bonds, of the Authorities was $114.9 billion, only a portion of which constitutes State-supported or State-related debt.


     Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2004-05 fiscal year.

     In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding.

     The State may also enter into statutorily authorized contingent contractual-obligation financing under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriations, in the event there are shortfalls in revenues from other non-State resources pledged, or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this financing arrangement in the 2004-05 fiscal year.

     Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

     State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for 2000 through 2004 (the "2000-04 Capital Programs"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

     The MTA Board has approved a financial plan for the years 2003 and 2004 for itself and its affiliates and subsidiaries (the 2003-2004 Financial Plan) that will enable all such entities to maintain their respective operations on a self-sustaining basis through 2004. The 2003-2004 Financial Plan tracks the final two years of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board. The 2003-2004 Financial Plan assumes the successful implementation of fare increases on the transit and commuter systems and toll increases on TBTA's bridges and tunnels, all of which increases have become effective. However, an action challenging the fare increases was filed in Supreme Court and the judge has ordered MTA to roll back the transit and commuter fare increases; that order is presently stayed pending a hearing in the Appellate Division. Subsequently, an action was filed challenging the bridge and tunnel toll increases; no decision has been rendered. Neither the MTA nor the State can predict the outcome of these actions or their effects on the fare or toll increases or the financial condition of MTA and its affiliates and subsidiaries.

     The currently approved 2000-04 Capital Programs assume the issuance of an estimated $10.6 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that all necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000-04 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Programs are delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation
-----------------------------

     The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon the issuance of COPs and centralized State control of this equipment acquisition program. COPs represent the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property. The State has not issued COPs since 2001 and expects that State Personal Income tax Revenue Bonds will be issued to finance the acquisition of equipment that may be authorized to be issued under this program in 2004-05.

New York City
-------------

     The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

     To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

     For the 2000-2001 and 2001-2002 fiscal years (ending June
30), the City's General Fund had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

     The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-2003 budget. The 2002-2003 gap-closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-2003 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

     On January 28, 2003, the City released a modification to its four-year financial plan, which incorporated changes since the June 2002 financial plan. Compared to the June Plan, the January modification projects significantly lowered tax revenues due to the continuing decline in financial services sector profits, and reflected other revised forecasts, such as higher pension costs. The modification also reflected the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increased revenues that were included in the November modification.

     The January modification assumed the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-2003 and $3.4 billion in fiscal year 2003-2004. The modification included further reductions in planned agency spending, revenue increases, and City proposals that required approval by the State ($1.7 billion) and Federal governments ($850 million) and the municipal unions ($600 million). The gap-closing program also assumed a $600 million retroactive payment and an ongoing $92 million payment from the Port Authority of New York and New Jersey for airport leases. The financial plan did not include wage increases for any City employees beyond the current round of collective bargaining and did not make any assumptions regarding State aid provided in the Governor's Executive Budget.

     On April 15, 2003 the City released the Executive Budget for FY 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in FY 2003-2004. The plan anticipated closing this budget gap through a $600 million gap-closing program, state actions totaling $2.7 billion (including a request for restoration of executive budget cuts, PIT reform and other State legislative proposals), a $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport lease.

     On April 26, 2004, the City issued the 2004-05 Executive Budget and Four-Year Financial Plan for City Fiscal Years 2003-04 through 2007-08. The City projects a surplus of $1.3 billion in the current fiscal year, a balanced budget for 2004-05, and a projected budget gap of $3.8 billion in 2005-06.

     On February 12, 2004, the Office of the State Deputy Comptroller issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s, and that despite the budget risks cited in the report, New York City will end FY 2004 with a substantial budget surplus and should have little difficulty balancing the FY 2005 budget because it can draw upon reserves and other resources if needed. The report cautioned that continued progress toward recurring budget balance will depend on sustained economic improvement, an affordable labor agreement, and a reduction in the projected growth in nondiscretionary spending.

Fiscal Oversight
----------------

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
----------------

     Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2004-05 fiscal year, or thereafter.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

     The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2004-05 fiscal year or thereafter.

     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 State Financial Plan. The State believes that the proposed 2003-04 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2003-04 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2003-04 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 State Financial Plan.

Other Investments of the Tax-Exempt Portfolios
----------------------------------------------

Adjustable Rate Obligations
---------------------------

     The interest rate payable on certain municipal securities in which a Portfolio may invest, called "adjustable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on an adjustable rate municipal security is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount and accrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. The main benefit of an adjustable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate municipal securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by a Portfolio may be guaranteed by letter of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets a Portfolio's investment quality requirements.

     Adjustable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. Each Portfolio follows Rule 2a-7 with respect to its investments in adjustable rate instruments supported by letters of credit and participation interests.

     A Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless the interest earned by such Portfolio from the bonds in which it holds participation interests is considered to be exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of adjustable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

     Each Portfolio, unless otherwise prohibited by the Portfolio's limitations on investment in restricted securities, may invest in high-quality tax-exempt floating or variable rate securities that represent a beneficial interest in the outstanding principal and interest of tax-exempt municipal securities that have been deposited into a trust. These securities typically contain a demand feature or guarantee supported by a creditworthy financial institution that permits the securities' holder to sell the securities at par at the option of the securities' holder on not more than 30 days' notice.

Asset-Backed Securities
-----------------------

     The Portfolios may invest in asset-backed securities that meet their existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, accounts receivable or municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

Standby Commitments
-------------------

     A Portfolio may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit such Portfolio to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, such Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Portfolio's policy is to enter into standby commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.

     The acquisition of a standby commitment does not affect the valuation or maturity of underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities.

General
-------

     Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission ("Commission"), although there have been proposals which would require registration in the future.

     After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires the sale of such security by a Portfolio, but the Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security, pursuant to Rule 2a-7. To the extent that the ratings given by Moody's or Standard & Poor's may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings.

     Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal securities may be materially affected.

                  Additional Investment Policies
                  ------------------------------

     The following investment policies supplement those set forth above for each Portfolio. Except as otherwise indicated below, such additional policies apply to all Portfolios.

Repurchase Agreements
---------------------

     A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate, which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with the Fund's custodian. For each repurchase agreement, a Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, a Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of a Portfolio's assets. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements
-----------------------------

     A Portfolio may also enter into reverse repurchase agreements, which involve the sale of money market securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.
The Portfolios do not currently intend to enter into such agreements during the coming year.

When-Issued Securities
----------------------

     Certain issues that a Portfolio is permitted to purchase are offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to a Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of a Portfolio, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Portfolio. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value.

Illiquid Securities and Restricted Securities
---------------------------------------------

     None of the Portfolios will maintain more than 10% of its net assets in illiquid securities. Illiquid securities may include securities that are not readily marketable, securities subject to legal or contractual restrictions on resale (except as described below) and repurchase agreements not terminable within seven days. Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Except with respect to the Tax-Free Portfolio, which is not permitted to invest in restricted securities, restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the restriction on illiquid securities. As to illiquid securities, a Portfolio is subject to a risk that, should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

     Following the purchase of a restricted security by a Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

Senior Securities
-----------------

     None of the Portfolios will issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

General
-------

     While there are many kinds of short-term securities used by money market investors, the Portfolios, in keeping with their primary investment objective of safety of principal, generally invest in the types summarized above. Net income to shareholders is aided both by each Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, each Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of each Portfolio's investments may decrease during periods of rising interest rates and to increase during intervals of falling rates. These changes in value are usually smaller for short-term securities than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that changes in interest rates would change the value of your investment.

-----------------------------------------------------------------

                     INVESTMENT RESTRICTIONS

-----------------------------------------------------------------

     Unless otherwise specified to the contrary, the following restrictions may not be changed with respect to a Portfolio without the affirmative vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of that restriction.

Prime Portfolio
---------------

     The Portfolio may not:

     1. purchase any security which has a maturity date more than one year(1) from the date of the Portfolio's purchase;

--------
(1) Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

     2. invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits (such bank obligations are issued by domestic banks, including U.S. branches of foreign banks subject to the same regulation as U.S. banks) and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

     3. invest more than 5% of its assets in the securities of any one issuer(2) (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation;

--------
(2) As a matter of operating policy, pursuant to Rule 2a-7, the Prime Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future. Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     4. invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

     5. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in an aggregate amount not to exceed 15% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

     6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Portfolio's assets;

     7. make loans, provided that the Portfolio may purchase money market securities and enter into repurchase agreements;

     8. enter into repurchase agreements if, as a result thereof, more than 10% of the Portfolio's assets would be committed to repurchase agreements not terminable within seven days and other illiquid investments; or

     9. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, including futures contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, call, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and directors of the Fund and employees of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

Government Portfolio
--------------------

     The Portfolio may not:

     1. purchase any security which has a maturity date more than one year(3) from the date of the Portfolio's purchase;

--------
(3) Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

     2. purchase securities other than marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto;

     3. enter into repurchase agreements if, as a result thereof, more than 10% of the Portfolio's assets would be committed to repurchase agreements not terminable within seven days and other illiquid investments or with any one seller if, as a result thereof, more than 5% of the Portfolio's assets would be invested in repurchase agreements purchased from such seller(4); and may not enter into any reverse repurchase agreements if, as a result thereof, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's assets;

--------
(4) Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     4. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

     5. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Portfolio's assets;

     6. make loans, provided that the Portfolio may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto;

     7. act as an underwriter of securities; or

     8. invest more than 25% of its total assets in securities of a single issuer, or in securities of issuers in any single industry, except that these restrictions do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other U.S Government securities.

Treasury Portfolio
------------------

     The Portfolio:

     1. may not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

     2. may not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Portfolio's assets;

     3. may not make loans, provided that the Portfolio may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto;

     4. may not invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs;

     5. may not act as an underwriter of securities; or

     6. may not invest more than 25% of its total assets in securities of a single issuer, or in securities of issuers in any single industry, except that these restrictions do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other U.S Government securities.

Tax-Free Portfolio
------------------

     The Portfolio may not:

     1. purchase any security which has a maturity date more than one year(5) from the date of the Portfolio's purchase;

--------
(5) Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

     2. invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, (such bank obligations are issued by domestic banks, including U.S. branches of foreign banks subject to the same regulation as U.S. banks) and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 4 and 5 below, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

     3. invest more than 25% of its total assets in municipal securities (a) whose issuers are located in the same state, or
(b) the interest upon which is paid from revenues of similar-type projects;

     4. invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets it may invest not more than 10% of such total assets in the securities of any one issuer.(6) For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

--------
(6) As a matter of operating policy, pursuant to Rule 2a-7, the Tax-Free Portfolio will invest no more than 5% of its assets in the securities of any one issuer, except that under Rule 2a-7, a fund may invest up to 25% (subject to the Fund's limitation of not investing more than 10% per issuer) of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (4) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

     5. purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     6. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investments while borrowings in excess of 5% of total assets exist;

     7. pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 6. To meet the requirements of regulations in certain states, the Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 10% of its total assets, valued at market, so long as shares of the Portfolio are being sold in those states;

     8. make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

     9. enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments, or (ii) with a particular vendor(7) if immediately thereafter more than 5% of the Portfolio's assets would be committed to repurchase agreements entered into with such vendor; or

--------
(7) Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     10. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; (d) purchase any restricted securities or securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuer if those officers and directors of the Fund and of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

California Tax-Free Portfolio
-----------------------------

     The Portfolio:

     1. may not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

     2. may not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

     3. may not issue senior securities except to the extent permitted by the Act;

     4. may not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

     5. may not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

     6. may not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; or

     7. may not act as an underwriter of securities.

Non-Fundamental Policies of the California Tax-Free Portfolio
-------------------------------------------------------------

     The following policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

     The Portfolio:

     1. may not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).(8) For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

--------
(8) As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are "first tier securities" as defined in Rule 2a-7. The policy described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

     2. may not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. may not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

     4. may not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

     5. may not purchase any securities on margin;

     6. may not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

     7. may not invest more than 10% of its net assets in illiquid securities.

New York Tax-Free Portfolio
---------------------------

     The Portfolio:

     1. may not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

     2. may not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

     3. may not issue senior securities except to the extent permitted by the Act;

     4. may not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

     5. may not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

     6. may not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; or

     7. may not act as an underwriter of securities.

Non-Fundamental Policies of the New York Tax-Free Portfolio
-----------------------------------------------------------

     The following policies are not fundamental and may be changed by the Board of Directors without shareholder approval.

     The Portfolio:

     1. may not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).(9) For purposes of this limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

--------
(9) As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are "first tier securities" as defined in Rule 2a-7. The policy described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

     2. may not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     3. may not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

     4. may not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

     5. may not purchase any securities on margin;

     6. may not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

     7. may not invest more than 10% of its net assets in illiquid securities.

-----------------------------------------------------------------

                            MANAGEMENT

-----------------------------------------------------------------

Organization
------------

     Each of the Portfolios is a series of AllianceBernstein Institutional Reserves, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Board of Directors.

     Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. Shareholders have available certain procedures for the removal of directors.

Board of Directors Information
------------------------------

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                              PRINCIPAL             PORTFOLIOS IN    OTHER
NAME, AGE AND                 OCCUPATION(S)         FUND COMPLEX    DIRECTOR-
ADDRESS OF DIRECTOR           DURING PAST           OVERSEEN BY     SHIPS HELD
(Years of service)*           5 YEARS               DIRECTOR        BY DIRECTOR
-------------------           -------------         ------------    -----------

DISINTERESTED DIRECTORS
-----------------------

Chairman of the Board

William H. Foulk, Jr.,#+ 71,  Investment adviser       113          None
2 Sound View Dr.,             and an independent
Suite 100                     consultant.
Greenwich, CT 06830 (14)      Formerly Senior
                              Manager of Barrett
                              Associates, Inc.,
                              a registered
                              investment
                              adviser, with
                              which he had been
                              associated since
                              prior to 1999.
                              Formerly Deputy
                              Comptroller and
                              Chief Investment
                              Officer of the
                              State of New York
                              and, prior
                              thereto, Chief
                              Investment Officer
                              of the New York
                              Bank for Savings.

Ruth Block,**#+ 73,           Formerly an              94           None
500 SE Mizner Blvd.           Executive Vice
Boca Raton,FL 33432 (12)      President and
                              Chief Insurance Officer
                              of The Equitable Life
                              Assurance Society of
                              the United States;
                              Chairman and Chief
                              Executive Officer of
                              Evlico; Director of
                              Avon, BP (oil and
                              gas), Ecolab, Inc.
                              (specialty chemicals),
                              Tandem Financial
                              Group and Donaldson,
                              Lufkin & Jenrette
                              Securities Corporation;
                              former Governor at Large,
                              National Association of
                              Securities Dealers, Inc.

David H. Dievler,#+ 74,       Independent              98           None
P.O. Box 167,                 consultant. Until
Spring Lake, NJ 07762 (11)    December 1994,
                              Senior Vice
                              President of
                              Alliance Capital
                              Management
                              Corporation
                              ("ACMC")
                              responsible for
                              mutual fund
                              administration.
                              Prior to joining
                              ACMC in 1984,
                              Chief Financial
                              Officer of
                              Eberstadt Asset
                              Management since
                              1968.  Prior to
                              that, Senior
                              Manager at Price
                              Waterhouse & Co.
                              Member of American
                              Institute of
                              Certified Public
                              Accountants since
                              1953.

John H. Dobkin,#+ 62,         Consultant.              96           None
P.O. Box 12,                  Formerly President
Annandale, NY 12504 (11)      of Save Venice, Inc.
                              (preservation
                              organization) from
                              2001-2002; a Senior
                              Advisor from June 1999
                              to June 2000 and President
                              of Historic Hudson Valley
                              (historic preservation)
                              from December 1989
                              - May 1999. Previously,
                              Director of the National
                              Academy of  Design and
                              during 1988-1992,
                              Director and Chairman of
                              the Audit Committee of ACMC.

Donald J. Robinson,#+ 70,     Senior Counsel to         95          None
98 Hell's Peak Road           the law firm of
Weston, VT 05161 (7)          Orrick, Herrington
                              & Sutcliffe LLP since
                              prior to 1999. Formerly
                              a senior partner and a
                              member of the Executive
                              Committee of that firm.
                              Former member and
                              Chairman of the Municipal
                              Securities Rulemaking
                              Board and a Trustee of
                              the Museum of the City
                              of New York.

----------------
*    There is no stated term of office for the Fund's Directors.
** Ms. Block is currently a disinterested director. Prior to October 21, 2004 Ms. Block owned 116 American Depository Shares of AXA, which is a controlling person of the Fund's Adviser, with a valuation as of December 31, 2003 of $2,396 (constituting less than 0.01% of the American Depository Shares). Ms. Block received these shares over ten years ago as a result of the demutualization of The Equitable Life Assurance Society of the United States. During the time Ms. Block owned these shares, she was an "interested person" of the Adviser under the 1940 Act and would not have been a "disinterested director."
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

     The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met four times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies or newly created positions on the Board of Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

     The Nominating Committee has a charter and, pursuant to the charter, the Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have owned at least 5% of a Portfolio's common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The Fund may make the public notice in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating Committee or the Board to be reasonably calculated to inform shareholders.


     Shareholders submitting a candidate for consideration by the Nominating Committee must provide the following information to the Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to
Section 20 of the Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of a Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.


     The Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.


     The Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating Committee will not consider self-nominated candidates. The Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

     In approving the most recent annual continuance of the Fund's advisory agreement (the "Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Adviser.

     The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as senior management's attention to any portfolio management issues, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreement for the Fund that sets expense caps on overall Portfolio expenses and provides for waiver of fees by the Adviser or reimbursement if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent accountants in periodic meetings with the Fund's Audit Committee.

     In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of each Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Portfolios.

     The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

     No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") by each Director are set forth below.


                                            AGGREGATE DOLLAR
                        DOLLAR RANGE        RANGE OF EQUITY
                        OF EQUITY           SECURITIES IN THE
                        SECURITIES IN       ALLIANCEBERNSTEIN
                        THE FUND AS OF      FUND COMPLEX AS OF
                        DECEMBER 31, 2003   DECEMBER 31, 2003
                        -----------------   -----------------

Ruth Block              None                Over $100,000
David H. Dievler        None                Over $100,000
John H. Dobkin          None                Over $100,000
William H. Foulk, Jr.   None                Over $100,000
Donald J. Robinson      None                Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

                          POSITION(S)            PRINCIPAL OCCUPATION
NAME AND AGE*             HELD WITH FUND         DURING PAST 5 YEARS
-------------             --------------         -------------------

Marc O. Mayer, 46         Chief Executive        Executive Vice
                          Officer                President of ACMC**
                                                 since 2001. Prior
                                                 thereto, he was Chief
                                                 Executive Officer of
                                                 Sanford C. Bernstein &
                                                 Co., LLC since prior to
                                                 1999.

Susan L. Matteson, 41     President              Senior Vice President of
                                                 AllianceBernstein
                                                 Investment Research and
                                                 Management, Inc.
                                                 ("ABIRM")** and President
                                                 of Cash Management
                                                 Services with which she
                                                 has been associated since
                                                 prior to 1999.

Drew A. Biegel, 53        Senior Vice            Vice President of ACMC**
                          President              with which he has been
                                                 associated since prior to
                                                 1999.

John J. Kelly, 44         Senior Vice            Senior Vice President of
                          President              ACMC** with which he has
                                                 been associated since
                                                 prior to 1999.

William E. Oliver, 54     Senior Vice            Senior Vice President of
                          President              ACMC** with which he has
                                                 been associated since
                                                 prior to 1999.

Raymond J. Papera, 48     Senior Vice            Senior Vice President of
                          President              ACMC** with which he has
                                                 been associated since
                                                 prior to 1999.

Philip L. Kirstein, 59     Senior Vice President  Senior Vice President and
                           and Independent        Independent Compliance
                           Compliance Officer     Officer - Mutual Funds of
                                                  ACMC,** with which he has
                                                  been associated since
                                                  October 2004. Prior
                                                  thereto, he was Counsel
                                                  of Kirkpatrick &
                                                  Lockhart, LLP from 2003
                                                  to October 2004, and
                                                  General Counsel and First
                                                  Vice President of Merrill
                                                  Lynch Investment Managers
                                                  since prior to 1999.

John F. Chiodi, Jr., 38   Vice President         Vice President of ACMC**
                                                 with which he has been
                                                 associated since prior to
                                                 1999.

Maria R. Cona, 49         Vice President         Vice President of ACMC**
                                                 with which she has been
                                                 associated since prior to
                                                 1999.

Joseph C. Dona, 43        Vice President         Senior Vice President of
                                                 ACMC** with which he has
                                                 been associated since
                                                 prior to 1999.

Joseph R. LaSpina, 43     Vice President         Senior Vice President of
                                                 ABIRM** with which he has
                                                 been associated since
                                                 prior to 1999.

Eileen M. Murphy, 33      Vice President         Vice President of ACMC**
                                                 with which she has been
                                                 associated since prior to
                                                 1999.

Maria C. Sazon, 38        Vice President         Vice President of ACMC**
                                                 with which she has been
                                                 associated since prior to
                                                 1999.

Mark R. Manley, 41        Secretary              Senior Vice President and
                                                 Chief Compliance Officer
                                                 of ACMC** with which he
                                                 has been associated since
                                                 prior to 1999.

Andrew L. Gangolf, 50     Assistant Secretary    Senior Vice President
                                                 and Assistant General
                                                 Counsel of ABIRM** with
                                                 which he has been
                                                 associated since prior
                                                 to 1999.

Mark D. Gersten, 53       Treasurer and Chief    Senior Vice President
                          Financial Officer      of AGIS** with which he
                                                 has been associated
                                                 since prior to 1999.

Thomas R. Manley, 53      Controller             Vice President of
                                                 ACMC** with which he
                                                 has been associated
                                                 since prior to 1999.

-------------------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM and AGIS are affiliates of the Fund.

     The Fund does not pay any fees to, or reimburse expenses of its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Portfolios to each of the Directors during their fiscal year ended April 30, 2004, the aggregate compensation paid to each of the Directors during calendar year 2003 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                    Total          Total
                                                    Number of      Number of
                                                    Registered     Investment
                                                    Investment     Portfolios
                                                    Companies      within the
                                                    within the     Alliance-
                                                    Alliance-      Bernstein
                                     Total          Bernstein      Fund
                                     Compensation   Fund Complex,  Complex,
                                     from the       Including the  Including
                                     Alliance-      Fund, as to    the Fund,
                       Aggregate     Bernstein      which the      as to which
                       Compensation  Fund Complex,  Director is    the Director
                       from the      Including      a Director     is a Director
Name of Director       Portfolios    the Fund       or Trustee     or Trustee
----------------       ----------    --------       ----------     ----------

Ruth Block             $2,819        $205,550       41              94
David H. Dievler       $2,798        $264,400       45              98
John H. Dobkin         $2,809        $234,550       43              96
William H. Foulk, Jr.  $2,823        $248,650       49             113
Donald J. Robinson     $2,816        $205,347       41              95


     As of August 13, 2004, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio.

The Adviser
-----------

     Alliance Capital Management L.P. (the "Adviser" or
"Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York,
10105, has been retained under the Advisory Agreement to provide investment advice and, in general, to conduct the management and investment program of the Portfolios under the supervision of the Fund's Board of Directors (see "Management of the Portfolios" in the Prospectuses).

     Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2004, totaling approximately $481 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.



     Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2004, Alliance Capital Management Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 31.5% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

     As of March 31, 2004, AXA, AXA Financial, The Equitable Life Assurance Society of the United States ("Equitable") and certain subsidiaries of Equitable beneficially owned approximately 57.3% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units which, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 58.4% in Alliance. As of March 31, 2004, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 9.7% of the issued and outstanding Alliance Units.

     AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

     Based on information provided by AXA, as of February 1, 2004, approximately 16.89% of the issued ordinary shares (representing 27.55% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of February 1, 2004, 71.11% of the shares (representing 80.36% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.32% of the shares of Finaxa (representing 12.80% of the voting power) were owned by BNP Paribas, a French bank. As of February 1, 2004, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.17% of the issued ordinary shares (representing 32.94% of the voting power) of AXA.

     Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Directors of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, each Portfolio pays the Adviser at an annual rate of .20% of the average daily value of its net assets. The fee is accrued daily and paid monthly.

     The Adviser has contractually agreed to waive its fees and bear certain expenses so that Portfolio expenses do not exceed on an annual basis .20%, .30% and .45% of a Portfolio's average daily net assets for Class A shares, Class B shares and Class C shares, respectively. The contractual agreement automatically extends each year unless the Adviser provides the Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the agreement. For the fiscal year ended April 30, 2004, each Portfolio paid the Adviser a management fee of .20 of 1%. Such fees were $5,783,822, $2,171,964, $473,075, $2,741,785, $561,395 and $228,175 for the
Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios, respectively. See the Financial Statements for reimbursements and waivers with respect to operating expenses. For the fiscal year ended April 30, 2003, each Portfolio paid the Adviser a management fee of .20 of 1%. Such fees were $7,339,493, $2,544,043, $594,247, $2,460,745,
$497,340, and $136,213 for the Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios, respectively. See the Financial Statements for reimbursements and waivers with respect to operating expenses. For the fiscal year ended April 30, 2002, each Portfolio paid the Adviser a management fee of .20 of 1%. Such fees were $12,054,910, $2,978,368, $985,700, $3,006,775, $435,527 and $91,204 for the
Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios, respectively. See the Financial Statements for reimbursements and waivers with respect to operating expenses. The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios of the Fund, to compensate broker-dealers, including Sanford C. Bernstein & Co., LLC ("Bernstein") an affiliate of the Adviser, depository institutions and other financial intermediaries that engage in or support the distribution of shares of the Fund, for shareholder servicing and to pay for the preparation, printing and distribution of prospectuses and other literature or other promotional activities.


     The Advisory Agreement remains in effect from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of each Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act. Most recently, the continuance of the Advisory Agreement with respect to the Portfolios for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their Special Meeting held on November 17 - 18, 2003.

     The Advisory Agreement may be terminated with respect to any Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of such Portfolio; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Agreement
----------------------

     The Fund has entered into a Distribution Agreement (the "Agreement") with ABIRM the Fund's principal underwriter (the "Principal Underwriter"), which has its principal offices at 1345 Avenue of the Americas, New York, New York, 10105, to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the Act (the "Rule 12b-1 Plan").

     Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the Act) are committed to the discretion of such disinterested Directors then in office.

     In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. Information with respect to distribution services fees and other revenues and expenses of the Principal Underwriter will be presented to the Directors each year for their consideration in connection with their deliberations as to the continuance of the Agreement. In their review of the Agreement, the Directors will be asked to take into consideration separately with respect to each class the distribution expenses incurred with respect to such class. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     During the Fund's fiscal year ended April 30, 2004, the Fund paid distribution services fees for expenditures under the Agreement with respect to Class B and Class C Shares. With respect to the Prime Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $1,139,741, which constituted .10% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $1,940,207. In addition, the Adviser may make payments to the Distributor for distribution assistance and for administration, accounting and other services from its fees from the Portfolios. Of the $3,079,948 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


     With respect to the Prime Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $1,254,668, which constituted .25% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $1,592,563. Of the $2,847,231 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


     With respect to the Government Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $350,030, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $587,535. Of the $937,565 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


     With respect to the Government Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $432,691, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $492,029. Of the $924,720 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


     With respect to the Treasury Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $55,963, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $95,282. Of the $151,245 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


     With respect to the Treasury Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $168,065, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments form its own resources aggregating $192,792. Of the $360,857 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


     With respect to the Tax-Free Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $675,612, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $1,147,627. Of the $1,823,239 paid by the Adviser and the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


     With respect to the Tax-Free Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $599,286, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $768,241. Of the $1,367,527 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


     With respect to the California Tax-Free Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $128,198, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $218,254. Of the $346,452 paid by the Fund under the Agreement, the entire amount was paid to the broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


     With respect to the California Tax-Free Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $262,823, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Advisor made payments from its own resources aggregating $321,682. Of the $584,505 paid by the Fund under the Agreement, the entire amount was paid to the broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


     With respect to the New York Tax-Free Portfolio Class B shares, distribution services fees for expenditures under the Agreement amounted to $42,604, which constituted .10% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $72,538. Of the $115,142 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.


     With respect to the New York Tax-Free Portfolio Class C shares, distribution services fees for expenditures under the Agreement amounted to $25,752, which constituted .25% of the Portfolio's aggregate average daily net assets during the fiscal year. As described above, the Adviser made payments from its own resources aggregating $33,018. Of the $58,770 paid by the Fund under the Agreement, the entire amount was paid to broker-dealers and other financial intermediaries for shareholder servicing and/or distribution assistance.

     Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers, depository institutions or other financial intermediaries and at the same time to permit the Principal Underwriter to compensate such broker-dealers, including Bernstein, an affiliate of the Adviser, depository institutions or other financial intermediaries in connection with the sale of such shares or the provision of administrative or other services to the holders of such shares. The distribution services fee for a Portfolio is an amount equal to, on an annualized basis, .10% of the aggregate average daily net assets attributable to the Class B shares of the Portfolio and .25% of the aggregate average daily net assets attributable to the Class C shares of the Portfolio.

     The Agreement became effective on July 22, 1992, and was amended to become effective with respect to shares in the Treasury Portfolio and the Class B shares and Class C shares of the other Portfolios on June 29, 1998. The Agreement was amended on October 19, 2000 and February 1, 2001 with respect to shares in the California Tax-Free Portfolio and the New York Tax-Free Portfolio, respectively. The Agreement remains in effect from year to year with respect to a class of shares of a Portfolio, provided, however, that such continuance with respect to that class is specifically approved annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, the continuance of the Agreement for an additional annual period was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the Act, and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto at their Special Meeting held on November 17 - 18, 2003.

     In the event that the Agreement is terminated or not continued with respect to the Class B shares or Class C shares,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

     All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement
-------------------------

     AGIS, P.O. Box 786003, San Antonio, TX 78278-6003, is the Fund's Transfer Agent. AGIS, an indirect wholly-owned subsidiary of Alliance, receives a minimum transfer agency fee per month for each of the Class A shares, Class B shares and Class C shares of the Fund, plus reimbursement for out-of-pocket expenses.

-----------------------------------------------------------------

                PURCHASE AND REDEMPTION OF SHARES

-----------------------------------------------------------------

     The Fund may refuse any order for the purchase of shares.
The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons.

     In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     Shareholders maintaining accounts in a Portfolio of the Fund through brokerage firms, depository institutions or other financial intermediaries should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to AGIS. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution.

     An order for the purchase of shares of the Prime Portfolio will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 5:00 p.m. (Eastern time) and Federal funds or bank wire monies are received by 5:00 p.m. (Eastern time) on such day. An order for the purchase of shares of the Government and Treasury Portfolios will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 4:30 p.m. (Eastern time) and Federal funds or bank wire monies are received by 4:30 p.m. (Eastern Time) on such day. An order for the purchase of shares of the California Tax-Free Portfolio will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 4:00 p.m. (Eastern time) and Federal Funds or bank wire monies are received by 4:00 p.m. (Eastern time) on such day. An order for the purchase of shares of the Tax-Free and New York Tax-Free Portfolios will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 12:00 Noon (Eastern time) and Federal Funds or bank wire monies are received by 4:00 p.m. (Eastern time) on such day. Federal Funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

     All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal. The Fund reserves the right to reject any purchase order.

     The Portfolios reserve the right to close out an account that is less than $500,000 with respect to Class A shares, $250,000 with respect to Class B Shares and $50,000 with respect to Class C shares after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least the applicable amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Portfolios will be considered as one account.

     A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading and which is not a bank holiday. The Exchange is generally closed on national holidays and on Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned. No interest will accrue on amounts represented by uncashed redemption checks.

-----------------------------------------------------------------

        DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

-----------------------------------------------------------------

     All net income of the Prime Portfolio is determined at 5:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. All net income of the Government and Treasury Portfolios is determined at 4:30 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Government and Treasury Portfolios via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. All net income of the California Tax-Free Portfolio is determined at 4:00 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the California Tax-Free Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. All net income of the Tax-Free and New York Tax-Free Portfolios is determined at 12:00 Noon (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Tax-Free and New York Tax-Free Portfolios via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. No interest will accrue on uncashed distribution checks.

     A Portfolio's net income consists of all accrued interest income on assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of each Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

     The valuation of each Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

     The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of a Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

     The net asset value of the shares of the Prime Portfolio is determined each Fund business day (and on such other days as the Directors deem necessary) at 5:00 p.m. (Eastern time). The net asset value of the shares of the Government and Treasury Portfolios is determined each Fund business day (and on such other days as the Directors deem necessary) at 4:30 p.m. (Eastern time). The net asset value of the shares of the California Tax-Free Portfolio is determined each Fund business day (and on such other days as the Directors deem necessary) at 4:00 p.m. (Eastern time). The net asset value of the shares of the Tax-Free and New York Tax-Free Portfolios is determined each Fund business day (and on such other days as the Directors deem necessary) at 12:00 Noon (Eastern time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of the Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

-----------------------------------------------------------------

                              TAXES

-----------------------------------------------------------------

     Each of the Prime, Government, Treasury, Tax-Free, California Tax-Free and New York Tax-Free Portfolios intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its investment company taxable income and net capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

     Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for individual shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a minimum rate of 15% (5% for individuals in lower tax brackets. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short and long-term capital gains, if any, are normally made once each year shortly before the close of the Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's net asset value at $1.00 per share.

     With respect to the Tax-Free, California Tax-Free, and New York Tax-Free Portfolios, distributions to shareholders out of tax-exempt interest income earned by such Portfolio generally are not subject to Federal income tax. See, however, above "Investment Objective and Policies - Alternative Minimum Tax." Any loss realized on shares of the Portfolios that are held for six months or less will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

     Shareholders may be subject to state and local taxes on distributions. Each investor should consult his own tax adviser to determine the status of distributions in his particular state or locality.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax-Free, California Tax-Free, and New York Tax-Free Portfolios is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, a Portfolio's shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, with respect to these Portfolios, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of the Portfolios.

     Substantially all of the dividends paid by the Tax-Free, California Tax-Free and New York Tax-Free Portfolios are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

     Shareholders who are individual residents of California are not subject to California personal income tax on distributions from the California Tax-Free Portfolio which are designated as derived from interest income on municipal securities issued by the State of California or its political subdivisions or otherwise exempt from taxation in California. Distributions of capital gains and other investment income will be subject to California personal income tax. All distributions from the California Tax-Free Portfolio are subject to the California corporate franchise tax payable by corporate shareholders.

     Shareholders who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Tax-Free Portfolio which are designated as derived from interest income on municipal securities issued by the State of New York or its political subdivisions or otherwise exempt from taxation in New York. Distributions of capital gains and other investment income will be subject to New York State and New York City personal income taxes. All distributions from the New York Tax-Free Portfolio are subject to the New York corporate franchise tax payable by corporate shareholders.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Portfolio Transactions
----------------------

     Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolios. Because the Portfolios invest in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     The Portfolios have no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of each Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with a Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Capitalization
--------------

     All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes. Shares of all classes vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement, shares of each Portfolio vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund are available to shareholders of each Portfolio. All shares of each Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a class may not be modified except by the vote of a majority of the outstanding shares of such class.

     The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another class would be governed by the Act and Maryland law.

     As of the close of business on August 13, 2004, the Portfolios outstanding shares were: 1,231,598,116 shares of the Prime Portfolio Class A, 1,027,838,311 shares of the Prime Portfolio Class B, 1,006,776,720 shares of the Prime Portfolio Class C; 362,774,813 shares of the Government Portfolio Class A, 299,750,119 shares of the Government Portfolio Class B, 200,918,542 shares of the Government Portfolio Class C; 54,278,608 shares of the Treasury Portfolio Class A, 38,359,071 shares of the Treasury Portfolio Class B, 28,544,398 shares of the Treasury Portfolio Class C; 353,088,133 shares of the Tax-Free Portfolio Class A, 694,943,684 shares of the Tax-Free Portfolio Class B, 266,743,132 shares of the Tax-Free Portfolio Class C; 79,740,150 shares of the California Tax-Free Portfolio Class A, 149,375,358 shares of the California Tax-Free Portfolio Class B, 86,667,462 shares of the California Tax-Free Portfolio Class C; and, 46,743,412 shares of the New York Tax-Free Portfolio Class A, 40,848,101 shares of the New York Tax-Free Portfolio Class B, 14,167,609 shares of the New York Tax-Free Portfolio Class C. Set forth and discussed below is certain information as to all persons who owned of record or beneficially 5% or more of the outstanding shares of a Portfolio at August 13, 2004:

                                       No. of             % of
Name and Address                       Shares             Class
----------------                       ------             -----

Prime Portfolio Class A
-----------------------

Alliance Capital Management            235,673,073        19.14%
Attn: Sarah Powell
1345 Avenue of the Americas
New York, NY  10105

Davenport & Co LLC                      93,742,106         7.61%
As Agent Omnibus A/C for Exclusive
Benefit of Customers
One James Center
901 E Cary Street
Richmond, VA  23219-4063

U.S. Clearing CP./ Omnibus Acct.        70,242,763         5.70%
F/B/O Customers
26 Broadway, 12th Floor
New York, NY 10004-1801

Alliance Fund Distributors             115,381,559         9.37%
GL 16-184-73 Invest. Inst.
Res. Prime
1 North Lexington Ave
Attn: Debra Milne-James, 17th Floor
White Plains, NY 10601-1721

Wachovia Securities LLC FBO            128,698,602        10.45%
Prudential RetPlan Services
Nominee for Trustee Custodian
007777 Alliance Capital Management
1345 Avenue of the Americas
New York, NY  10105-0302

Prime Portfolio Class B
-----------------------

Pershing As Agent                    1,008,331,916        98.10%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Prime Portfolio Class C
-----------------------

Pershing As Agent                      995,155,531        98.85%
Omnibus Account
For Exclusive Benefit of Customers
I Pershing Plaza
Jersey City, NJ 07399-0002

Government Portfolio Class A
----------------------------

Davenport & Co LLC                      56,533,011        15.59%
As Agent Omnibus A/C for Exclusive
Benefit of Customers
One James Center
901 E Cary Street
Richmond, VA 23219-4057

Government Portfolio Class B
----------------------------

Pershing As Agent                      294,979,627        98.41%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Government Portfolio Class C
----------------------------

Pershing As Agent                      102,365,746        50.95%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Treasury Portfolio Class A
--------------------------

Michael Goldstein                       24,388,429        44.93%
468 West Broadway
Apartment 5G
New York, NY 10012-5306

Robert E. Haggstrom and                  3,950,887         7.28%
Nyda Jones-Church JTWROS
27348 Escondito Beach Road
Malibu, CA 90265

Stanley S. Esy                           9,325,502        17.18%
20 Bellevue Ave.
Rumson, NJ  07760-1133

Treasury Portfolio Class B
--------------------------

Pershing As Agent                       38,357,402       100.00%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Treasury Portfolio Class C
--------------------------

Hare & Co                                3,556,844        12.46%
C/o Bank of New York
One Wall Street 5th Flr
New York, NY 10005-2500

Pershing as Agent                       24,986,865        87.54%
Omnibus Account
For Exclusive Benefit of
Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Tax-Free Portfolio Class A
--------------------------

Harley-Davidson, Inc.                   33,850,000         9.59%
Attn: Cash Management
PO Box 653
Milwaukee, WI 53201-0653

BRM                                     25,308,137         7.17%
c/o Geller Tax Services
800 Third Avenue
19th Floor
Attention:  Tate Elliot
New York, NY  10022-7604

Tax-Free Portfolio Class B
--------------------------

Pershing As Agent                      684,498,789        98.50%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

Tax-Free Portfolio Class C
--------------------------

Pershing As Agent                      264,131,432        99.02%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

California Tax-Free Portfolio Class A
-------------------------------------

John William Gurley                      4,023,873         5.05%
And Amy Lynn Gurley TBE
23 Valley Oak Street
Portola Valley, CA  94028-8046

Jane and Terry Semel Revocable          23,523,693        29.50%
10452 Bellagio Road
Los Angeles, CA  90077-3819

SM Associates                            4,015,408         5.04%
1250 Fourth Street
Suite 55D
Santa Monica, CA  90401-1304

Sabes Minnesota Limited                  5,696,118         7.14%
Partnership
Robert W. Sabes, G.P.
60 South Sixth Street
Suite 2540
Minneapolis, MN  55402-1601

Roger N. Duhl                            4,027,689         5.05%
15470 Milldale Drive
Los Angeles, CA  90077-1601

LSB Family Limited Partnership           8,305,000        10.42%
Dr. L. Lee Bosley, M.D.
9100 Wilshire Blvd.
East Tower Penthouse
Beverly Hills, CA  90212-3415

California Tax-Free Portfolio Class B
-------------------------------------

Pershing as Agent                      149,375,257       100.00%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-002

California Tax-Free Portfolio Class C
-------------------------------------

Pershing as Agent                       41,226,563        47.57%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

New York Tax-Free Portfolio Class A
-----------------------------------

Gregory Flynn &                          9,822,847        21.01%
Lucinda Herbert JTWROS
Shore Road
Grey Rock Park
Port Chester, NY  10573

ABCO Peerless Sprinkler Corp             2,562,633         5.48%
Attn:  Timothy Bowe
Peter Bowe
Joanne Saunders
50 Midland Avenue
Hicksville, NY  11801-3805

Guilford Publications, Inc.              3,257,685         6.97%
72 Spring Street
4th FL
New York, NY  10012-4068

Marc David Cohen                         3,985,360         8.53%
Irrevocable TST
135 William St
New York, NY  10038-3805

Paul P. Bernstein                        6,145,304        13.15%
350 E. 79th St. 19A
New York, NY  10021-9207

David W. Levinson                        2,436,792         5.21%
903 Park Ave. Apt. 2N
New York, NY  10021-0338

New York Tax-Free Portfolio Class B
-----------------------------------

Pershing as Agent                       40,847,550       100.00%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

New York Tax-Free Portfolio Class C
-----------------------------------

Pershing as Agent                       14,167,559       100.00%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ 07399-0002

     Custodian. The Bank of New York, One Wall Street, New York,
New York 10286, serves as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase and sale of portfolio securities.

     Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser.

     Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New
York, New York 10036, serves as the independent registered public accounting firm for the Fund.

     Yield Quotations and Performance Information. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act.

-----------------------------------------------------------------

          FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                REGISTERED PUBLIC ACCOUNTING FIRM

-----------------------------------------------------------------

     The Fund's financial statements and the report of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's annual reports. The Fund's annual reports, dated April 30,, 2004, were filed on July 9, 2004 with the Commission on Form N-CSR. The Fund's annual reports are available without charge upon request by calling AGIS at (800) 221-5672. The Fund's financial statements include the financial statements of each of the Fund's Portfolios.

-----------------------------------------------------------------

                           APPENDIX A:
                COMMERCIAL PAPER AND BOND RATINGS

-----------------------------------------------------------------

Municipal and Corporate Bonds
-----------------------------

     The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's has stated that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

     The two highest ratings of Standard & Poor's for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within a rating category.

Short-Term Municipal Securities
-------------------------------

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the superior credit quality, enjoying excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of strong credit quality, with margins of protection that are ample, although not as large as in the MIG-1/VMIG-1 group.

     Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's has stated that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 that are determined to have very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

     Prime-1 is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+ and A-1 are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated A by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

-----------------------------------------------------------------

                           APPENDIX B:
               DESCRIPTION OF MUNICIPAL SECURITIES

-----------------------------------------------------------------

     Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

          1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales use and business taxes, and are payable from these specific future taxes.

          3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal
          Revenue Sharing Programs.

          4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. Construction Loan Notes are sold to provide construction financing. After successful completion and Acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

          6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. General Obligation Bonds are issued by such entities as states, countries, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise of other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          3. Industrial Development Bonds (or "industrial revenue Bonds") are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.


00250.0157 #498384